Income Tax	12 Months Ended
Sep. 30, 2013
Notes
Income Tax

Note 11: Income Tax

The tax effects of temporary differences that give rise to significant portions of the deferred tax asset as of September 30, 2013and 2012 were as follows:

	2013	2012

Noncurrent:
Deferred tax asset (liabilities)	0	0
Federal net operating loss carryforward	263,821	24,442
State net operating loss carryforward	68,593	6,971
Valuation allowance	(332,414)	(31,413)
Total	0	0

At September 30, 2013, 2012, the Company has a federal and California operating loss carry forward of approximately $779,000 and $80,000, which expire in 2033, and 2032, unless utilized. The deferred tax asset as of September 30, 2013 and 2012 was approximately $364,000 and $32,000. The deferred tax asset was primarily attributable to net operating loss carryforward. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2013 and 2012. and, accordingly, recorded a full valuation allowance.